Exhibit 10.1

SECOND AMENDED AND RESTATED|

INVESTORS’ RIGHTS AGREEMENT

THIS SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of December 28, 2012, by and among ARATANA THERAPEUTICS, INC., a Delaware corporation (the “Company”), and the investors set forth on the Schedule of Investors attached hereto as Exhibit A (each, an “Investor” and collectively, the “Investors”).

RECITALS

WHEREAS, the Company and certain of the Investors (the “Existing Investors”) are parties to that certain Series A Preferred Stock Purchase Agreement (the “Series A Purchase Agreement”) or that certain Series A-1 Preferred Stock Purchase Agreement (the “Series A-1 Purchase Agreement” and, together with the Series A Purchase Agreement, the “Prior Purchase Agreements”), each dated as of December 27, 2010; and

WHEREAS, as a condition of entering into the Prior Purchase Agreements, the Existing Investors and the Company executed that certain Investors’ Rights Agreement dated as of December 27, 2010 among the Company and such Investors (the “Prior Agreement”); and

WHEREAS, the Company and certain of the Investors (the “Series B Investors”) are parties to that certain Series B Preferred Stock Purchase Agreement dated as of November 1, 2011, among the Company and the Series B Investors (the “Series B Purchase Agreement”); and

WHEREAS, as a condition of entering into the Series B Purchase Agreement, the Series B Investors, the Existing Investors and the Company executed that certain First Amended and Restated Investors’ Rights Agreement dated as of November 1, 2011 (the “Restated Prior Agreement”).

WHEREAS, certain of the Investors (the “Series C Investors”) are parties to that certain Series C Preferred Stock Purchase Agreement of even date herewith among the Company and the Series C Investors (the “Series C Purchase Agreement”); and

WHEREAS, as a condition of entering into the Series C Purchase Agreement, the Series C Investors have requested that the Company and Existing Investors and Series B Investors representing at least the Majority Investors amend and restate the Restated Prior Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Existing Investors and the Series B Investors hereby agree that the Restated Prior Agreement shall be amended and restated, and the parties to this Agreement further agree as follows:

AGREEMENT

1.	REGISTRATION RIGHTS.

1.1 Definitions. For purposes of this Agreement:

(a) The term “Board of Directors” means the Board of Directors of the Company.

(b) The term “Certificate of Incorporation” means the Third Amended and Restated Certificate of Incorporation of the Company of even date herewith.

(c) The term “Common Stock” means the Common Stock, $0.001 par value per share, of the Company.

(d) The term “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(e) The term “Form S-3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(f) The term “Holder” means any individual or entity owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.11 hereof.

(g) The term “Major Holder” means, other than Series C Investors who are not Existing Investors and Series B Investors who are not Existing Investors, each individual or entity owning at least 500,000 Registrable Securities (as adjusted for stock splits, stock dividends, combinations and other recapitalizations), together with any of its general partners and affiliates.

(h) The term “Majority Investors” means and includes Avalon Ventures IX, L.P. and each Permitted Transferee thereof and MPM BioVentures V, L.P. and each Permitted Transferee thereof; provided, however, that to the extent that any of the foregoing entities ceases to hold shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock, such entity shall no longer be a Majority Investor.

(i) The term “Permitted Transferee” has the meaning set forth in the Stockholders’ Agreement.

(j) The term “Qualifying IPO” means the firmly underwritten initial public offering of shares of Common Stock at a per share price not less than three (3) times the Series B Original Purchase Price (as defined in the Certificate of Incorporation and as adjusted for stock splits, stock dividends, combinations and other recapitalizations) resulting in proceeds to the Company of at least $40,000,000 (before deducting any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such offering and any expenses payable by the Company in connection with such offering).

(k) The terms “register”, “registered” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document by the SEC.

(l) The term “Registrable Securities” means all shares of Common Stock held by any Holder, including, but not limited to: (i) the Common Stock issuable or issued upon conversion of the Series C Preferred Stock, the Series B Preferred Stock, the Series A Preferred Stock and the Series A-1 Preferred Stock; and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in clause “(i)” above, excluding in all cases, however, any Registrable Securities sold by a Holder in a transaction in which such Holders’s rights under this Section 1 are not assigned and excluding Registrable Securities that have been sold in an offering registered under the Securities Act or in an open-market transaction under Rule 144 of the Securities Act.

(m) The number of shares of “Registrable Securities then-outstanding” shall be determined by the number of shares of Common Stock then-outstanding which are, and the number of shares of Common Stock issuable pursuant to then-exercisable or then-convertible securities which are, Registrable Securities.

(n) The term “Registration Expenses” means all expenses incurred by the Company in complying with Sections 1.2, 1.3 and 1.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

(o) The term “SEC” means the Securities and Exchange Commission.

(p) The term “Securities Act” means the Securities Act of 1933, as amended.

(q) The term “Selling Expenses” means all underwriting discounts and selling commissions applicable to a sale of Registrable Securities.

(r) The term “Series A Directors” has the meaning set forth in the Stockholders’ Agreement.

(s) The term “Series A Preferred Stock” means the Series A Preferred Stock, par value $0.001 per share, of the Company.

(t) The term “Series A-1 Preferred Stock” means the Series A-1 Preferred Stock, par value $0.001 per share, of the Company.

(u) The term “Series B Preferred Stock” means the Series B Preferred Stock, par value $0.001 per share, of the Company.

(v) The term “Series C Preferred Stock” means the Series C Preferred Stock, par value $0.001 per share, of the Company.

(w) The term “Stockholders’ Agreement” means the Second Amended and Restated Stockholders’ Agreement, dated the date hereof, by and among the Company and the stockholders named therein.

1.2 Demand Registration.

(a) After the earlier of (i) five (5) years after the date of the Prior Agreement or (ii) six (6) months after the effective date of a Qualifying IPO, if the Company receives a written request from the Holders of at least a majority of the Registrable Securities then- outstanding that the Company file a registration statement under the Securities Act (provided that the anticipated aggregate offering price would exceed $5,000,000), then the Company shall:

(i) within thirty (30) days of the receipt thereof, give written notice of such request to all Holders; and

(ii) use its best efforts to effect, as soon as practicable after receipt of such request, the registration under the Securities Act of that number of Registrable Securities which the Holders requested to be registered, subject to the limitations of Section 1.2(b), within thirty (30) days of the mailing of such notice by the Company.

(b) If the Holders initiating the registration request hereunder (the “Initiating Holders”) intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 1.2(a) and the Company shall include such information in the written notice referred to in Section 1.2(a). In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 1.5(f)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting; provided, however, that no Holder (or any of their assignees) shall be required to make any representations, warranties or indemnities except as they relate to such Holder’s ownership of shares and authority to enter into the underwriting agreement and to such Holder’s intended method of distribution, and the liability of such Holder shall be limited to an amount equal to the net proceeds from the offering received by such Holder. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Initiating Holders shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating

Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

(c) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

(i) After the Company has effected two (2) registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective; or

(ii) If the Company delivers notice to the Initiating Holders within thirty (30) days of such Initiating Holders’ registration request that the Company intends to file the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a transaction pursuant to Rule 145 of the Securities Act (“SEC Rule 145”)) within sixty (60) days from the date of such notice.

1.3 Company Registration.

(a) If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company, the Company shall cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

(b) If the registration statement under which the Company gives notice under this Section 1.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 1.3 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company; provided, however, that no Holder (or any of their assignees) shall be required to make any representations, warranties or indemnities except as they relate to such Holder’s ownership of shares and authority to enter into the underwriting agreement and to such Holder’s intended method of distribution, and the liability of such Holder shall be limited to an amount equal to the net proceeds from the offering received by such Holder. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated: (i) first, to the Company; (ii) second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; and (iii) third, to any stockholder of the Company (other than a Holder) on a pro rata basis. No such reduction shall reduce the amount of securities of the selling Holders included in the registration below forty percent (40%) of the total amount of securities included in such registration, unless such offering is the Company’s initial public offering of shares of Common Stock registered under the Securities Act and such registration does not include shares of any other selling stockholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding sentence at the underwriter’s discretion. In no event will shares of any other selling stockholder be included in such registration which would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than a majority of the Registrable Securities proposed to be sold in the offering. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership, limited liability company or corporation, the partners, retired partners, managers, members and stockholders of such Holder, or the estates and family members of any such partners, members and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “Holder”, and any pro rata reduction with respect to such “Holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “Holder”, as defined in this sentence.

1.4 Form S-3 Registration. In the event that the Company receives a written request from the Holders that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holders, the Company will:

(a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $1,000,000; (iii) if the Company has, within the 12-month period preceding the date of such request, already effected two (2) registrations on Form S-3 for the Holders pursuant to this Section 1.4; or (iv) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 1.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

1.5 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities, use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one (1) year or until the distribution contemplated in the registration statement has been completed; provided, however, that: (i) such one (1) year period shall be extended for a period of time equal to the period any Holder refrains from selling any securities included in such registration at the request of the Company or any underwriter for the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such one (1) year period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold;

(b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(c) furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(d) use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e) in the event of any order suspending the effectiveness of a registration statement, use its best efforts to obtain the withdrawal of such order at the earliest possible time;

(f) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

(g) notify each Holder of Registrable Securities covered by a registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(h) notify each Holder of Registrable Securities covered by a registration statement of: (i) the effectiveness of such registration statement; (ii) the filing of any post- effective amendments to such registration statement; or (iii) the filing of a supplement to such registration statement;

(i) make available for inspection, upon reasonable notice during the Company’s regular business hours, by each Holder of Registrable Securities covered by a registration statement, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such Holder or underwriter, all material financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration statement;

(j) upon the transfer of shares by a Holder in connection with a registration hereunder, furnish unlegended certificates representing ownership of the Registrable Securities being sought in such denominations as shall be requested by the Holders or the underwriters;

(k) cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(l) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

(m) furnish, at the request of any Holder, on the date that such Holder’s Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective: (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters and to the Holders requesting registration of Registrable Securities; and (ii) a “comfort” letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters and to the Holders requesting registration of Registrable Securities.

1.6 Furnish Information.

(a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities. For the avoidance of doubt, the Company shall be entitled to exclude from any registration the Registrable Securities of any selling Holder that does not comply with the provisions of this Section 1.6(a).

(b) The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 if, due to the operation of Section 1.6(a), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in Section 1.2(a).

1.7 Expenses of Registration. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 1.2, Section 1.3 or Section 1.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered.

1.8 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 1.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs solely in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

(b) To the extent permitted by law, each selling Holder will, severally but not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs solely in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 1.8(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 1.8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further that, in no event shall any indemnity under this Section 1.8(b) exceed the net proceeds from the offering received by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 1.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.8, but the omission to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.8.

(d) If the indemnification provided for in this Section 1.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e) Notwithstanding the foregoing, to the extent that the provisions relating to indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) The obligations of the Company and Holders under this Section 1.8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1.

1.9 Reports Under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act (“SEC Rule 144”) and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction);

(b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction) is declared effective;

(c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request: (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

1.10 Limitation on Subsequent Registration Rights. After the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the Registrable Securities then-outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights pari passu or senior to those granted to the Holders hereunder.

1.11 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to one or more transferees or assignees of such securities (an “Assignee”): (i) to whom such Holder transfers such securities pursuant to Section 3.2 hereof; (ii) who is an employee, affiliate or affiliated partnership managed by such Holder; or (iii) who, after such assignment or transfer, acquires at least ten percent (10%) (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations) of the Registrable Securities held by the Holder as of the date of this Agreement, provided that (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such Assignee and the securities with respect to which such registration rights are being assigned and (b) such Assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement.

1.12 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after five (5) years following the consummation of the sale of securities pursuant to a Qualifying IPO or, as to any Holder, such earlier time at which all Registrable Securities held by such Holder (and any affiliate of the Holder with whom such Holder must aggregate its sales under SEC Rule 144) can be sold without restriction in any three (3) month period without registration in compliance with SEC Rule 144.

2.	ADDITIONAL COVENANTS.

2.1 Delivery of Financial Statements and Related Information.

(a) The Company shall deliver, or make available on a secure password- protected website or otherwise, to each Major Holder, each Series C Investor and each Series B Investor:

(i) as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of stockholder’s equity as of the end of such year, and a schedule as to the sources and applications of funds for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and audited and certified by independent public accountants selected by the Company and approved by the Board of Directors; and

(ii) as soon as practicable, but in any event within forty-five (45) days after the end of each quarter of each fiscal year of the Company, an unaudited income statement for the relevant fiscal quarter, schedule as to the sources and application of funds for such fiscal quarter, and an unaudited balance sheet as of the end of such fiscal quarter, all prepared in accordance with generally accepted accounting principles, except for any otherwise applicable footnote disclosures, and certified by the Company’s Chief Financial Officer (or person performing similar functions in the absence of a Chief Financial Officer).

(b) The Company shall deliver, or make available on a secure password- protected website or otherwise, to each Major Holder:

(i) as soon as practicable, but in any event within thirty (30) days prior to the end of each fiscal year, a comprehensive operating budget approved by the Board of Directors, forecasting the Company’s revenues, expenses and cash position on a month-to-month basis for the upcoming fiscal year;

(ii) as soon as practicable, but in any event within fifteen (15) days after the end of each quarter of each fiscal year of the Company, a then current capitalization table of the Company certified by the Company’s Chief Financial Officer (or person performing similar functions in the absence of a Chief Financial Officer); and

(iii) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as determined by the Board of Directors or as any such Major Holder may from time to time reasonably request.

(c) Notwithstanding the foregoing, if the Board of Directors reasonably determines that the Company’s fulfillment of its obligations set forth in this Section 2.1 with respect to any specific Holder would be likely to result in a breach by the Company of any non- disclosure obligation or other actual or potential conflict of interest, the Company shall have no obligation to such Holder with respect to this Section 2.1.

2.2 Right of First Refusal. Subject to the terms and conditions specified in this Section 2.2, the Company hereby grants to each Major Holder, each Series C Investor and each Series B Investor (collectively, the “ROFR Holders”) a right of first refusal with respect to future sales by the Company of Additional Shares of Common Stock (as defined in the Certificate of Incorporation). Each Major Holder shall be entitled to apportion the right of first refusal hereby granted to it among itself and its partners and affiliates in such proportions as it deems appropriate.

(a) Subject to Section 2.2(e), each time the Company proposes to offer any Additional Shares of Common Stock, the Company shall first make an offering of such Additional Shares of Common Stock to each ROFR Holder in accordance with the following provisions:

(b) The Company shall deliver a notice in accordance with Section 4.3 below (the “Notice”) to each ROFR Holder stating: (i) its bona fide intention to offer such Additional Shares of Common Stock; (ii) the number of such Additional Shares of Common Stock to be offered; and (iii) the price and terms, if any, upon which it proposes to offer such Additional Shares of Common Stock.

(c) Within seven (7) calendar days after delivery of the Notice in accordance with Section 4.3 below, each ROFR Holder may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such Additional Shares of Common Stock which equals the proportion that the number of Registrable Securities then held by such ROFR Holder bears to the total number of Registrable Securities then-outstanding. The Company shall promptly, in writing, inform each ROFR Holder that elects to purchase all of the Additional Shares of Common Stock available to it (each, a “Participating ROFR Holder”) of any other ROFR Holder’s failure to do likewise. During the five (5) day period commencing after receipt of such notice, each Participating ROFR Holder shall be entitled to obtain that portion of the Additional Shares of Common Stock for which ROFR Holders were entitled to, but did not, subscribe equal to the proportion that the number of Registrable Securities then held by such Participating ROFR Holder bears to the total number of Registrable Securities then held by all Participating ROFR Holders who wish to purchase some of the unsubscribed Additional Shares of Common Stock.

(d) If all Additional Shares of Common Stock that ROFR Holders are entitled to obtain pursuant to Section 2.2(b) are not subscribed for as provided in Section 2.2(c), the Company may, during the sixty (60) day period following the expiration of the period provided in Section 2.2(c), offer the remaining unsubscribed portion of such Additional Shares of Common Stock to any person or persons at a price not less than that, and upon terms no more favorable to such person or persons than those, specified in the Notice. If the Company does not enter into an agreement for the sale of the Additional Shares of Common Stock within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Additional Shares of Common Stock shall not be offered unless first reoffered to the ROFR Holders in accordance herewith.

(e) The rights of first refusal of each ROFR Holder under this Section 2.2 may be transferred to the same parties, subject to the same restrictions, as any transfer of registration rights pursuant to Section 1.11.

2.3 Inspection Rights. Subject to the execution of reasonable nondisclosure agreements (if appropriate), each Major Holder shall have the right to visit and inspect any of the properties of the Company, to discuss the affairs, finances and accounts of the Company with its officers, and to review such information as is reasonably requested all at such reasonable times (during normal business hours) and as often as may be reasonably requested for any purpose reasonably related to such Major Holder’s interest as a stockholder of the Company; provided, however, that the Company shall not be obligated under this Section 2.3 with respect to: (i) a competitor of the Company; (ii) information which the Board of Directors determines in good faith is confidential or attorney-client privileged and should not, therefore, be disclosed; or (iii) any specific Holder if the Board of Directors reasonably determines that the Company’s fulfillment of its obligations set forth in this Section 2.3 with respect to such Holder would be disadvantageous to the Company, or be likely to result in a breach by the Company of any non- disclosure obligation or other actual or potential conflict of interest.

2.4 D&O Insurance Coverage. The Company agrees to: (i) maintain a D&O insurance policy covering members of the Board of Directors (and their affiliated funds) and officers of the Company in a reasonable amount satisfactory to the Majority Investors and on terms consistent with the NVCA VentureInsure product; and (ii) ensure that any successor of the Company or acquirer of all or substantially all of the Company’s assets assumes the Company’s obligations with respect to indemnification of the members of the Board of Directors.

2.5 Board of Directors Matters. Unless otherwise agreed by a majority of the members of the Board of Directors, including a majority of the Series A Directors, meetings of the Board of Directors shall be held at least bimonthly. The Company shall reimburse all members of the Board of Directors for all reasonable travel expenses incurred by them in connection with the attendance of meetings of the Board of Directors.

2.6 Employee Stock. Unless otherwise approved by the Board of Directors, all recipients of options to purchase shares of the Company’s capital stock or similar equity awards after the date hereof shall be required to execute option agreements providing for vesting of shares over a four (4) year period, with the first twenty-five percent (25%) of such shares vesting following twelve (12) months of continued employment, and the remaining shares vesting in equal monthly installments over the following thirty-six (36) months.

2.7 Termination of Certain Covenants. The covenants set forth in this Section 2 shall terminate and be of no further force or effect upon the earlier of: (i) the consummation of the sale of securities pursuant to a Qualifying IPO; or (ii) the first date upon which none of the Registrable Securities are outstanding.

3.	RESTRICTIONS ON TRANSFER.

3.1 General Restrictions. In addition to any restrictions set forth in the Stockholders’ Agreement, each Holder agrees not to make any disposition of all or any portion of its Registrable Securities unless and until:

(a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(b) (i) The transferee has agreed in writing to be bound by the terms of this Agreement; (ii) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition; and (iii) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act.

3.2 Exceptions. Notwithstanding the provisions of Section 3.1, no such restriction shall apply to a transfer by a Holder that is: (i) a partnership transferring to its partners or former partners in accordance with partnership interests; (ii) a corporation transferring to a wholly owned subsidiary or a parent corporation that owns all of the capital stock of the Holder; (iii) a limited liability company transferring to its members or former members in accordance with their interest in the limited liability company; (iv) an individual transferring to the Holder’s family member or trust for the benefit of an individual Holder or such Holder’s family member(s); (v) the Kansas Bioscience Authority (or its successor or replacement entity), to any successor or replacement entity formed by or as an instrumentality or authority of the State of Kansas; or (vi) the Ewing Marion Kauffman Foundation (or its successor or replacement entity), to any successor or replacement entity formed by the Ewing Marion Kauffman Foundation for the purpose of holding equity investments, or any entity under common investment management with any such successor or replacement entity; provided, however, that in each case the transferee will agree in writing to be subject to the terms of this Agreement to the same extent as if he, she or it were an original Holder hereunder.

3.3 Legends. Each certificate representing Registrable Securities shall be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN INVESTORS’ RIGHTS AGREEMENT BY AND BETWEEN THE STOCKHOLDER AND THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

3.4 Removal of Legends. The Company shall be obligated to promptly reissue unlegended certificates at the request of any Holder thereof if the Company has completed the initial public offering of shares of Common Stock registered under the Securities Act and the Holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification and legend. In addition, any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

4.	MISCELLANEOUS.

4.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any shares of Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.2 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

4.3 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by electronic mail or confirmed facsimile, if sent during normal business hours of the recipient or, if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company and to each of the Investors, as applicable, at the respective addresses set forth on the signature page of this document or at such other address(es) as the Company or any such Investor may designate by ten (10) days advance written notice to the other parties hereto.

4.4 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

4.5 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Majority Investors. Notwithstanding the foregoing: (i) this Agreement may not be amended or terminated and the observance of any term of this Agreement may not be waived with respect to any Investor without the written consent of such Investor unless such amendment, termination or waiver applies to all Investors in the same fashion; (ii) this Agreement may be amended only with the written consent of the Company for the sole purpose of including additional purchasers of Series C Preferred Stock, Series B Preferred Stock or Series A Preferred Stock as “Investors” hereunder; and (iii) the provisions of Section 2.2 may not be waived in respect of any transaction in which any Majority Investor (or an affiliate thereof) purchases securities of the Company unless each ROFR Holder is given the right to purchase securities on a pro rata basis with such Majority Investor (including its affiliates), which right may be exercisable on reasonable notice in a subsequent closing occurring after the initial purchase of securities in such transaction. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then-outstanding, each future holder of all such Registrable Securities, and the Company.

4.6 Severability. If one or more provisions of this Agreement are held by a court of competent jurisdiction to be unenforceable under applicable legal requirements, the parties agree to promptly renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement in writing for such provision, then: (i) such provision shall be excluded from this Agreement; (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded; and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

4.7 Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware without reference to its principles of conflict of laws.

4.8 Entire Agreement. This Agreement, together with the exhibits and schedules hereto, constitutes the entire agreement among the parties, and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

4.9 Counterparts; Execution by Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile (or similar electronic means) shall be equally as effective as delivery of an original executed counterpart of this Agreement.

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IN WITNESS WHEREOF, the parties have executed this SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT as of the date first written above.

COMPANY:

ARATANA THERAPEUTICS, INC.

/s/ Steven St. Peter
Steven St. Peter
Chief Executive Officer

Address:	1901 Olathe Boulevard
Kansas City, KS 66103

[SIGNATURE PAGE TO SECOND AMENDED AND

RESTATED INVESTOR’S RIGHTS AGREEMENTS]

INVESTOR:

AVALON VENTURES IX, L.P.

By:	Avalon Ventures IX GP, LLC
Its:	General Partner

/s/ Jay Lichter
Name:	Jay Lichter
Title:	Managing Member

Address:	1134 Kline Street
La Jolla, CA 92037

INVESTOR:

MPM BIOVENTURES V, L.P.

By:	MPM BioVentures V GP LLC
Its:	General Partner

By:	MPM BioVentures V LLC
Its:	Managing Member

/s/ John Vander Vort
Name:	John Vander Vort
Title:	Member

Address:	200 Clarendon St. 54F
Boston, MA 02116

MPM ASSET MANAGEMENT INVESTORS BV5 LLC

By:	MPM BioVentures V LLC
Its:	Manager

/s/ John Vander Vort
Name:	John Vander Vort
Title:	Member

Address:	200 Clarendon St. 54F
Boston, MA 02116

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INVESTOR:

MIDPOINT FOOD & AG FUND, LP
(entity name if applicable)

By:	/s/ R. Meeusen
(signature)

Print Name:	R. Meeusen
Title:	Partner
(if applicable)

Address:	11550 N. Meridian
Carmel, IN 46033

INVESTOR:

MIDPOINT FOOD & AG
CO-INVESTMENT FUND, LP
(entity name if applicable)

By:	/s/ R. Meeusen
(signature)

Print Name:	R. Meeusen
Title:	Partner
(if applicable)

Address:	11550 N. Meridian St.
Carmel, IN 46032

INVESTOR:

EWING MARION KAUFFMAN
FOUNDATION
(entity name if applicable)

By:	/s/ Kristen Bechard
(signature)

Print Name:	Kristen Bechard
Title:	Controller
(if applicable)

Address:	4801 Rockhill Road
Kansas City, MO 64110

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INVESTOR:

HALL FAMILY FOUNDATION
(entity name if applicable)

By:	/s/ John A. MacDonald
(signature)

Print Name:	John A. MacDonald
Title:	VP &Treasurer
(if applicable)

Address:	P.O. Box 419580
Maildrop 323
Kansas City, MO 64141

INVESTOR:

MIDDLELAND AG FUND, LP
(entity name if applicable)

By:	/s/ Brian Mixe
(signature)

Print Name:	Brian Mixe
Title:	Manager, Middleland AG LLC, its
general partner
(if applicable)

Address:	888 16th St.
Suite 800
Washington, DC 20006

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INVESTOR:

MID-AMERICA ANGELS INVESTMENTS,
LLC
(entity name if applicable)

By:	/s/ Joel Wiggins
(signature)

Print Name:	Joel Wiggins
Title:	Executive Manager
(if applicable)

Address:	8527 Bluejacket Street
Lenexa, KS 66214
PH: 913.438.2282

INVESTOR:

MVA CAPITAL GROUP, LLC
(entity name if applicable)

By:	/s/ Patricia L. Brasted
(signature)

Print Name:	Patricia L. Brasted
Title:	Managing Member
(if applicable)

Address:	7829 E. Rockhill Rd. #307
Wichita, KS 67206

INVESTOR:

(entity name if applicable)

By:	/s/ William Gautreaux
(signature)

Print Name:	William Gautreaux
Title:
(if applicable)

Address:	200 W 54th St.
Kansas City, MO 64112

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INVESTOR:

(entity name if applicable)

By:	/s/ Irv Hockaday
(signature)

Print Name:	Irv Hockaday
Title:
(if applicable)

Address:	2600 Grand Ave.
Suite 450
Kansas City, MO 64108

INVESTOR:

GRASSMERE KANSAS ANGEL
INVESTMENTS, LLC
(entity name if applicable)

By:	/s/ Peter C. Brown
(signature)

Print Name:	Peter C. Brown
Title:	Chairman
(if applicable)

Address:	801 W. 47th St., Suite 400
Kansas City, MO 64112

INVESTOR:

(entity name if applicable)

By:	/s/ David Frantze
(signature)

Print Name:	David Frantze
Title:
(if applicable)

Address:	2200 W. 125th St.
Leawood, KS 66209

[SIGNATURE PAGE TO

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INVESTOR:

(entity name if applicable)

By:	/s/ Stephen A. Lightstone
(signature)

Print Name:	Stephen A. Lightstone
Title:
(if applicable)

Address:	4935 Central St.
Kansas City, MO 64112

INVESTOR:

(entity name if applicable)

By:	/s/ John Neil
(signature)

Print Name:	John Neil
Title:
(if applicable)

Address:	7445 East Butler Drive
Scottsdale, AZ 85258

INVESTOR:

(entity name if applicable)

By:	/s/ Michael A. Driscoll
(signature)

Print Name:	Michael A. Driscoll
Title:
(if applicable)

Address:	823 Woodland Ave
Oradell, NJ 07649

[SIGNATURE PAGE TO

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INVESTOR:

(entity name if applicable)

By:	/s/ Chris McGrath
(signature)

Print Name:	Chris McGrath
Title:
(if applicable)

Address:	5078 Seashell Place
San Diego, CA 92130

INVESTOR:

KANSAS CENTER FOR
ENTREPRENEURSHIP
(entity name if applicable)

By:	/s/ Patricia L. Brasted
(signature)

Print Name:	Patricia L. Brasted
Title:	President and CEO of Wichita
Technology Corporation
(if applicable)

Address:	7829 E. Rockhill Rd., Suite 307
Wichita, KS 67206

INVESTOR:

LIMIT & CO
(entity name if applicable)

By:	/s/ John A. MacDonald
(signature)

Print Name:	John A. MacDonald
Title:	General Partner
(if applicable)

Address:	Chinquapin Trust Co.
P.O. Box 419580, Mail Drop 323
Kansas City, MO 64141

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INVESTOR:

VIE VENTURE LLC
(entity name if applicable)

By:	/s/ Steven St. Peter
(signature)

Print Name:	Steven St. Peter
Title:	Member
(if applicable)

Address:	1901 Olathe Blvd
Kansas City, KS 66103

INVESTOR:

THE SANCHEZ FAMILY TRUST,
MARCH 31, 2011, CARL SANCHEZ AND
ANGELA ROMERO SANCHEZ,
TRUSTEES
(entity name if applicable)

By:	/s/ Carl Sanchez
(signature)

Print Name:	Carl Sanchez
Title:	Trustee
(if applicable)

Address:	1318 Summit Avenue
Cardiff, CA 92007

INVESTOR:

(entity name if applicable)

By:	/s/ Robert F. Willamson
(signature)

Print Name:	Robert F. Willamson
Title:
(if applicable)

Address:	140 La Salle Ave
Piedmont, CA 94610

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INVESTOR:

(entity name if applicable)

By:	/s/ Eric I. Richman
(signature)

Print Name:	Eric I. Richman
Title:
(if applicable)

Address:	9740 Sorrel Ave
Potomac, MD 20854

INVESTOR:

(entity name if applicable)

By:	/s/ William F. Hartfiel III
(signature)

Print Name:	William F. Hartfiel III
Title:
(if applicable)

Address:	2732 Thomas Ave South
Minneapolis, MN 55416

INVESTOR:

(entity name if applicable)

By:	/s/ Richard A. Sapp
(signature)

Print Name:	Richard A. Sapp
Title:
(if applicable)

Address:	PO Box 1514
Rancho Santa Fe, CA 92067-1514

[SIGNATURE PAGE TO

SECOND AMENDED AND RESTATED INVESTOR’S RIGHTS AGREEMENTS]

INVESTOR:

(entity name if applicable)

By:	/s/ Sanford J. Madigan
(signature)

Print Name:	Sanford J. Madigan
Title:
(if applicable)

Address:	12577 Kingspine Ave
San Diego, CA 92131

INVESTOR:

(entity name if applicable)

By:	/s/ Gary William Pace
(signature)

Print Name:	Gary William Pace
Title:
(if applicable)

Address:	1405 Inspiration Dr.
La Jolla, CA 92037

INVESTOR:

CURTIS A. KRIZEK REVOCABLE
TRUST, UTA DTD 12/17/98
(entity name if applicable)

By:	/s/ Curtis A. Krizek
(signature)

Print Name:	Curtis A. Krizek
Title:	Trustee
(if applicable)

Address:	4900 Main Street, Suite 700
Kansas City, MO 64112

[SIGNATURE PAGE TO

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INVESTOR:

(entity name if applicable)

By:	/s/ Andrew S. Klocke
(signature)

Print Name:	Andrew S. Klocke
Title:
(if applicable)

Address:	8016 Cherokee Lane
Leawood, KS 66206

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INVESTOR:

KANSAS BIOSCIENCE AUTHORITY

/s/ Duane Cantrell
Name: Duane Cantrell
Title: President and CEO

Address:	10900 S. Clay Blair Blvd.
Olathe, KS 66061

[SIGNATURE PAGE TO

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INVESTOR:

(entity name if applicable)

By:	/s/ Paul DeBruce
(signature)
Print Name:	Paul DeBruce
Title:
(if applicable)

Address:
411 Nichols Road, Suite 217
Kansas City, MO 64112

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INVESTOR:

UMB Bank, n.a, As Custodian For The Sheila Kemder Dietrich IRA
(entity name if applicable)

By:	/s/ Robert Paredes
(signature)
Print Name:	ROBERT PAREDES
Title:	V.P. / SR. Trust Advisor
(if applicable)

Address:
1010 Grand Boulevard
Kansas City, MO 64106

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SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTOR:

Leerink Swann Holdings, LLC
(entity name if applicable)

By:	/s/ Timothy A.G. Gerhold
(signature)
Print Name:	Timothy A.G. Gerhold
Title:	General Counsel
(if applicable)

Address:
1 Federal St. Floor 37
Boston, MA 02110

[SIGNATURE PAGE TO

SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTOR:

Leerink Swann Co-Investment Fund, LLC
(entity name if applicable)

By:	/s/ Jeffrey A. Leerink
(signature)
Print Name:	Jeffrey A. Leerink
Title:	Manager
(if applicable)

Address:
1 Federal St., 37th Floor
Boston, MA 02110

[SIGNATURE PAGE TO

SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTOR:

(entity name if applicable)

By:	/s/ Louise Mawhinney
(signature)
Print Name:	Louise Mawhinney
Title:
(if applicable)

Address:
22 Frost Lane
Sudbury MA, 01776

[SIGNATURE PAGE TO

SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTOR:

Christena A. Gautreaux Trust 2004
(entity name if applicable)

By:	/s/ Christena A. Gautreaux
(signature)

Print Name:	Christena A. Gautreaux

Title:	Trustee
(if applicable)

Address:
200 west 54th St.
Kansas City MO. 64112

[SIGNATURE PAGE TO

SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTOR:

(entity name if applicable)

By:	/s/ Erick Lucera
(signature)
Print Name:	Erick Lucera
Title:
(if applicable)

Address:
138 Thistle Road
North Andover, MA 01845

[SIGNATURE PAGE TO

SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTOR:

(entity name if applicable)

By:	/s/ Julia Stephanus
(signature)
Print Name	Julia Stephanus
Title:	Chief Commercial Officer
(if applicable)

Address:
21 Tolmadge Lane
Basking Ridge NJ 07920

[SIGNATURE PAGE TO

SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTOR:

(entity name if applicable)

By:	/s/ Thomas L. Shoaf
(signature)
Print Name	Thomas L. Shoaf
Title:
(if applicable)

Address:
4224 Beverly Drive
Dallas TX 75205

[SIGNATURE PAGE TO

SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

INVESTOR:

(entity name if applicable)

By:	/s/ John Fulton Murray III
(signature)
Print Name	John Fulton Murray III
Title:
(if applicable)

Address:
1 Westover Rd.
Fort Worth, TX 76107

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SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT]

EXHIBIT A

SCHEDULE OF INVESTORS

Avalon Ventures IX, L.P.

MPM BioVentures V, L.P.

MPM Asset Management Investors BV5 LLC

MidPoint Food & Ag Fund, LP

MidPoint Food & Ag Co-Investment Fund, LP

Kansas Bioscience Authority

RaQualia Pharma Inc.

Ewing Marion Kauffman Foundation

Hall Family Foundation

Middleland AG Fund, LP

Mid-America Angels Investments, LLC

MVA Capital Group LLC

Paul DeBruce

Christena Gautreaux

Irv Hockaday

Grassmere Kansas Angel Investments, LLC

Brian N Kaufman

Davfd W. Frantze

The Maichen Family Trust Dated 7/ 13/99

Stephen A. Lightstone

John Neil

Michael Driscoll

Sheila Kemper Dietrich IRA

Christopher H. McGrath

Kansas Center for Entrepreneurship, Inc.

William Gautreaux

Limit & Co.

Vie Venture LLC

The Sanchez Family Trust, March 31, 2011, Carl Sanchez and Angela Romero Sanchez, Trustees

Robert F. Williamson

Eric I. Richman

William F. Hartfiel III

Richard A. Sapp

Sanford J. Madigan

Gary William Pace

Curtis A. Krizek Revocable Trust UTA Dtd 12/17/98

Andrew S. Klocke

Leerink Swann Holdings, LLC

Leerink Swann Co-Investment Fund, LLC

Louise Mawhinney

Christena A. Gautreaux Trust 2004

Erick Lucera

Julia Stephanus

Thomas L. Shoaf

John Fulton Murray III